UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

LEAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI	48033
(Address of principal executive offices)	(Zip Code)

(248) 447-1500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On January 29, 2015, Lear Corporation (the “Company”) gave notice to the trustee under the indenture, as amended and supplemented, pursuant to which its 8.125% Senior Notes due 2020 (the “Notes”) were issued, that the Company has elected to redeem all of the outstanding aggregate principal amount of the Notes on March 15, 2015, at a redemption price equal to 104.063% of the aggregate principal amount of the Notes being redeemed. Originally, $350 million in aggregate principal amount of the Notes were issued under the indenture, and as of the date of this Current Report on Form 8-K, $245 million in aggregate principal amount of the Notes is outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

Date: January 29, 2015	By:	/s/ Jeffrey H. Vanneste
		Name:	Jeffrey H. Vanneste
		Title:	Senior Vice President and Chief Financial Officer

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